UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 8, 2009

RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

WASHINGTON	0-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2601 Elliott Avenue, Suite 1000
Seattle, Washington 98121
(Address of principal executive offices) (Zip code)

(206) 674-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Update on Proposed Employee Stock Option Exchange Program
On July 8, 2009, Robert Glaser, Chairman and Chief Executive Officer of RealNetworks, Inc. (the “Company”), announced to the Company’s employees through a video recording additional details relating to a proposed option exchange program for certain stock options held by Company employees. A transcript of Mr. Glaser’s comments relating to the proposed option exchange program made in the video recording is attached to this report as Exhibit 99.1.
2009 Annual Shareholders Meeting
     On July 1, 2009, the Board of Directors of the Company established September 21, 2009 as the date for the Company’s 2009 annual shareholders meeting. Proposals of shareholders that are intended to be presented at the 2009 annual meeting must be received by the Company a reasonable time before it begins to print and mail proxy materials, which the Company expects will occur in late July 2009, in order to be included in the proxy statement and form of proxy relating to the annual meeting. If the Company does not receive notice of a shareholder proposal a reasonable time before mailing the proxy materials, the persons named as proxies in the proxy statement for the 2009 annual meeting will have discretionary authority to vote on any other business as may properly come before the meeting. Shareholders are advised to review the Company’s bylaws for additional requirements with respect to advance notice of shareholder proposals and director nominations. These advance notice provisions apply regardless of whether a shareholder seeks to include such proposals in the proxy statement relating to the 2009 annual meeting of shareholders.
Arbitration Proceeding with VeriSign, Inc.
     As the Company reported in its quarterly report on Form 10-Q for the quarter ended March 31, 2009, the Company has been engaged in an arbitration action in Seattle, Washington against VeriSign, Inc., to seek resolution of disputes regarding the proper interpretation of an Alliance Agreement entered into between the parties dating back to 2001, including VeriSign’s claims that the Company breached the Alliance Agreement and tortiously interfered with VeriSign’s proposed sale of certain business units. On May 7, 2009, the Arbitrator issued a ruling denying the Company’s claims for relief and granting VeriSign’s claims, including VeriSign’s claim that the Company tortiously interfered with VeriSign’s proposed sale of certain business units. Subsequent to that ruling, the Arbitrator has further ruled that the limitation of liability clause contained in the Alliance Agreement does not apply to the potential damages VeriSign incurred. In response, VeriSign has filed an amended statement of damages seeking a material amount in damages. A hearing to address VeriSign’s claimed damages is currently scheduled to begin July 13, 2009. The Company continues to believe that the limitation of liability clause in the Alliance Agreement should apply to limit the amount of VeriSign’s claimed monetary damages and that the arbitrator does not have jurisdiction over tort claims that are not subject to the limitation of liability. No assurance can be made as to the final outcome of the disputes until all rulings are final and all avenues of review have been exhausted, but the Company could ultimately be required to pay damages to VeriSign in an amount that may be material to its financial condition and results of operations. The Company intends to continue to defend itself vigorously with respect to this matter.
     This report contains forward-looking statements that involve risks and uncertainties, including statements relating to the terms of the proposed option exchange program (including whether or not the Company will consummate the exchange program); the proposed dates for our annual meeting and mailing of the proxy statement and form of proxy related thereto; and the potential outcomes and effects of the arbitration proceeding with VeriSign, Inc. on our business, prospects, financial condition or results of operations. Such forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ from the results predicted include, but are not limited to, the following: the Company’s determination to change the terms of, or abandon, the proposed option exchange; the Company’s determination to change the dates for its annual meeting and mailing of the proxy statement and form of proxy related thereto; and the risk that the Company could ultimately be required to pay damages to VeriSign in an amount that may be material to our business, prospects, financial condition or results of operations. More information about potential risk factors that could affect the Company’s business and financial results is included in the Company’s annual report on Form 10-K for the most recent year ended December 31, and its quarterly reports on Form 10-Q and from time to time in other reports filed by the Company with the Securities and Exchange Commission. Actual results may differ materially from estimates under different assumptions or conditions. The Company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.
ADDITIONAL INFORMATION AND WHERE TO FIND IT.
RealNetworks has not commenced the option exchange program referred to in this communication and will not do so unless it receives the requisite shareholder approval at its 2009 annual meeting of shareholders. Prior to implementing the option exchange program, RealNetworks could decide to change the terms of the program or may decide not to implement the program. In connection with seeking shareholder approval, RealNetworks will file a proxy statement with details regarding the proposed option exchange program. If the option exchange program is approved and RealNetworks determines to implement the program, it will file a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the “SEC”). Security holders are urged to read the proxy statement and the Tender Offer Statement on Schedule TO, including the offer to exchange and other related materials, when those materials become available because they will contain important information about the option exchange program. These documents, including the proxy statement, the Tender Offer Statement and the Schedule TO, will be available free of charge from the SEC’s website at www.sec.gov and from RealNetworks upon written request to: Investor Relations Department, RealNetworks, Inc., P.O. Box 91123, Seattle, Washington 98111-9223. Additionally, RealNetworks and its directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed option exchange program. Information about the directors and executive officers of RealNetworks and their respective interests (as applicable) in the proposed option exchange program will be set forth in the proxy statement relating to RealNetworks’ 2009 annual meeting.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Transcript of Proposed Option Exchange Program Comments

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.
By:	/s/ Robert Kimball
Robert Kimball
Executive VP, Corporate Development and Law, General Counsel and Corporate Secretary

Dated: July 8, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of Proposed Option Exchange Program Comments

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